                                                                    EXHIBIT 99.1

                         COOPER-STANDARD AUTOMOTIVE INC.

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE
            ALL OUTSTANDING PRIVATELY PLACED 7% SENIOR NOTES DUE 2012
               FOR AN EQUAL AMOUNT OF ITS 7% SENIOR NOTES DUE 2012
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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      THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M. MIDNIGHT, NEW YORK CITY
   TIME, ON MAY 19, 2005 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED.
      TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 A.M. MIDNIGHT, NEW YORK CITY
                             TIME, ON MAY 19, 2005.
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            WILMINGTON TRUST COMPANY

By Registered or Certified Mail:         By Facsimile:        By Overnight Courier or Hand:
Wilmington Trust Company                 302-636-4139            Wilmington Trust Company
 DC-1626 Processing Unit                                        Corporate Capital Markets
     P.O. Box 8861                 To Confirm by Telephone:      1100 North Market Street
Wilmington, DE 19899-8861                                       Wilmington, DE 19890-1626
                                         302-636-6470            Attn: Alisha Clendaniel

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE
TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "The Exchange Offer -
Book-Entry Delivery Procedures" and "The Exchange Offer - Procedures for
Tendering" in the Prospectus (as defined below) and an "Agent's Message" (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent's Message delivered in lieu of this Letter of
Transmittal.

     Holders of Outstanding Notes whose certificates for such Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration
Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" in
the Prospectus.

     As used in this Letter of Transmittal, the term "holder" with respect to the Exchange Offer (as defined below) means any person in whose name Outstanding
Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or the book-entry transfer facility whose name appears on the security listing as the owner of the Outstanding Notes.

     The undersigned acknowledges receipt of the Prospectus dated April 20, 2005
(as it may be amended or supplemented from time to time, the "Prospectus") of
Cooper-Standard Automotive Inc., an Ohio corporation (the "Company"),
Cooper-Standard Holdings Inc., Cooper-Standard Automotive Inc.'s direct parent and certain of Cooper-Standard Automotive Inc.'s subsidiaries (each, a
"Guarantor" and collectively, the "Guarantors"), and this Letter of Transmittal
(the "Letter of Transmittal"), which together constitute the Company's offer
(the "Exchange Offer") to exchange an aggregate principal amount of up to
$200,000,000 of the Company's 7% Senior Notes due 2012, guaranteed by the
Guarantors that were originally sold pursuant to a private offering
(collectively, the "Outstanding Notes"), for an equal principal amount of the
Company's 7% Senior Notes due 2012, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (the "Securities Act")
(collectively, the "Exchange Notes"). The Outstanding Notes are unconditionally guaranteed (the "Old Guarantees") by the Guarantors and the Exchange Notes will be unconditionally guaranteed (the "New Guarantees") by the Guarantors. Upon the
terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old
Guarantees of the Outstanding Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the "Exchange
Offer" include the Guarantors' offer to exchange the New Guarantees for the Old
Guarantees, references to the "Exchange Notes" include the related New
Guarantees and references to the "Outstanding Notes" include the related Old
Guarantees.

     For each Outstanding Note accepted for exchange, the holder of such
Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest at a rate of 7% per annum, commencing on December 23, 2004, payable on
June 15 and December 15 of each year.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE
INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.
QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS
AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE
ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF
TRANSMITTAL.

     The undersigned has completed the appropriate boxes below and signed this
Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

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                                        2

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

                      ALL TENDERING HOLDERS COMPLETE BOX 1:

                                     BOX 1*
               DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH

-----------------------------------------------------------------------------------------------------------------------------
                                                                 CERTIFICATE OR     AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
                                                                  REGISTRATION             AMOUNT              AMOUNT OF
                                                                  NUMBER(S) OF         REPRESENTED BY      OUTSTANDING NOTES
                                                              OUTSTANDING NOTES**    OUTSTANDING NOTES     BEING TENDERED***
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(Please fill in, if blank, exactly as name(s) appear(s) on
                       Certificate(s))
-----------------------------------------------------------------------------------------------------------------------------

                                                              ________________________________________________________________

                                                              ________________________________________________________________

                                                              ________________________________________________________________

                                                              ________________________________________________________________

                                                              ________________________________________________________________

                                                              ________________________________________________________________

                                                        TOTAL:
-----------------------------------------------------------------------------------------------------------------------------

*    If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**   Need not be completed by book-entry holders.

***  The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such
     Outstanding Notes. See instruction 2.

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                                      BOX 2
                               BOOK-ENTRY TRANSFER

[_]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

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     Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's
Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's

                                        3

Message") to the Exchange Agent for its acceptance in which the holder of the
Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through
ATOP.

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                                      BOX 3
                          NOTICE OF GUARANTEED DELIVERY
                            (SEE INSTRUCTION 2 BELOW)

[_]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND
     COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Name of Eligible Guarantor Institution that Guaranteed Delivery:________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________
IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code  Number:_______________________________________________________

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                                      BOX 4
                    RETURN OF NON-EXCHANGED OUTSTANDING NOTES
                         TENDERED BY BOOK-ENTRY TRANSFER

[_]  CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND
     NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT
     NUMBER SET FORTH ABOVE.

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                                        4

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                                      BOX 5
                           PARTICIPATING BROKER-DEALER

[_]  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES
     FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING
     ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS
     AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
      --------------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

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     If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive
Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the
Securities Act in connection with any resale or transfer of such Exchange Notes;
however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities
Act must comply with the registration and prospectus delivery requirements under the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                        5

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the
Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer
(including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

     The undersigned hereby irrevocably constitutes and appoints the Exchange
Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Outstanding
Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1)
deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Outstanding
Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such
Outstanding Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the
Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and
(c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such
Outstanding Notes nor any such other person is an "affiliate", as such term is defined in Rule 405 under the Securities Act, of the Company or any Guarantor.
If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

     The undersigned also acknowledges that this Exchange Offer is being made based on the Company's understanding of an interpretation by the staff of the
Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available
June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the
Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company or the Guarantors within the meaning of Rule 405 under the
Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange
Notes and has

                                        6

no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Company or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the
Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the
Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered
Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the
Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration
Rights Agreement dated December 23, 2004, among the Company, Cooper-Standard
Holdings Inc., the guarantors named therein, Deutsche Bank Securities Inc.,
Lehman Brothers Inc, Goldman, Sachs & Co., UBS Securities LLC, BNP Paribas
Securities Corp. and Scotia Capital (USA) Inc. (the "Registration Rights
Agreement"), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 8 of such agreement. The undersigned will comply with its obligations under the Registration Rights
Agreement.

     The Exchange Offer is subject to certain conditions as set forth in the
Prospectus under the caption "The Exchange Offer--Conditions to the Exchange
Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the
Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the
Expiration Date if any of the conditions set forth under "The Exchange
Offer--Conditions to the Exchange Offer" occur.

     All authority herein conferred or agreed to be conferred in this Letter of
Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

     Unless otherwise indicated herein in the box entitled "Special Registration
Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding
Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled
"Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any
Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes Tendered Herewith."

                                        7

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING
NOTES TENDERED HEREWITH" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE
TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

                                        8

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                                      BOX 6
                        SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue: [_]   Outstanding Notes not tendered to:
       [_]   Exchange Notes to:

                                        Name(s):
                                                 -------------------------------
                                                      (Please Type or Print)

Address:
         ------------------------------------

                                        ----------------------------------------
                                                   (Include Zip Code)

Daytime Area Code and Telephone Number.

----------------------------------------

Taxpayer Identification or Social Security Number:

----------------------------------------

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                                     BOX 7
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue: [_]   Outstanding Notes not tendered to:
       [_]   Exchange Notes to:

                                        Name(s):
                                                 -------------------------------
                                                      (Please Type or Print)

Address:
         ------------------------------------

                                        ----------------------------------------
                                                   (Include Zip Code)

Daytime Area Code and Telephone Number.

----------------------------------------

Taxpayer Identification or Social Security Number:

----------------------------------------

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                                        9

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                                      BOX 8
                          TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

     Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the
Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

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                           (Signature(s) of Holder(s))

Date: ________________________________________________________________

     Name(s): ________________________________________________________
                             (Please Type or Print)

Capacity (full title): _______________________________________________

     Address: ________________________________________________________
                              (Including Zip Code)

Daytime Area Code and Telephone Number: ______________________________

Taxpayer Identification or Social Security Number: ___________________

                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 4)

     Authorized Signature: ___________________________________________

Date: ________________________________________________________________

Name:  _______________________________________________________________

Title: _______________________________________________________________

Name of Firm: ________________________________________________________

     Address of Firm: ________________________________________________

     _________________________________________________________________
                           (Include Zip Code)

Area Code and Telephone Number: ______________________________________

Taxpayer Identification or Social Security Number: ___________________

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                                       10

                                                  BOX 9
                              PAYER'S NAME: COOPER-STANDARD AUTOMOTIVE INC.
--------------------------------------------------------------------------------------------------------

SUBSTITUTE              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   ______________________________
                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                 Name

FORM W-9                                                                  ______________________________
                                                                              Social Security Number
DEPARTMENT OF THE
TREASURY INTERNAL                                                                     OR
REVENUE SERVICE                                                           ______________________________
                                                                          Employer Identification Number
PAYER'S REQUEST FOR
TAXPAYER                                                                  PART 3--
IDENTIFICATION NUMBER                                                     AWAITING TIN [_]
(TIN)
                        --------------------------------------------------------------------------------
                        PART 2--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                        (1)  THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
                             (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
                        (2)  I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP
                             WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                             SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                             A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED
                             ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
                        (3)  I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                        --------------------------------------------------------------------------------
                        CERTIFICATE INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                        NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE
                        OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
                        BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU
                        RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO
                        BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2).
                        --------------------------------------------------------------------------------

                        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                        THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                        WITHHOLDING.
                        SIGN HERE

                        SIGNATURE
                                 -----------------------------------------------------------------------
                        DATE

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                             Date _____________________
          ----------------------------------

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                                       11

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU)
TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the
Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue
Service.

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                                                GIVE THE
                                                SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                       NUMBER OF--
--------------------------------------------------------------------------------
1.   Individual                                 The individual
2.   Two or more individuals (joint account)    The actual owner of the or, if
                                                combined account fund, the first
                                                individual on the account(1)
3.   Custodian account of a minor (Uniform      The minor(2)
     Gift to Minors Act)
4.   a. The usual revocable savings trust       The grantor-trustee(1)
        account (grantor is also trustee)
     b. So-called trust that is not a legal     The actual owner(1)
        or valid trust under state law
5.   Sole proprietorship                        The owner(3)

--------------------------------------------------------------------------------
                                                GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:                       IDENTIFICATION NUMBER OF
--------------------------------------------------------------------------------
6.   Sole proprietorship                        The owner(3)
7.   A valid trust, estate, or pension trust    The legal entity(4)
8.   Corporate                                  The corporation
9.   Association, club, religious,              The organization
     charitable, educational, or other
     tax-exempt organization account
10.  Partnership                                The partnership
11.  A broker or registered nominee             The broker or nominee
12.  Account with the Department of             The public entity
     Agriculture in the name of a public
     entity (such as a state or local
     government, school district, or prison)
     that receives agricultural program
     payments

----------
1.   List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.   Circle the minor's name and furnish the minor's social security number.

3.   You must show your individual name, but you may also enter your business or
     "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4.   List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE
      CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

                                       12

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local
Social Administration office, or Form SS-4, Application for Employer
Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

     o    An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section
          403(b)(7), if the account satisfies the requirements of Section
          401(f)(2).

     o    The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

     o    An international organization or any agency or instrumentality thereof.

     o    A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

     o    A corporation.

     o    A financial institution.

     o    A dealer in securities or commodities required to register in the
          United States, the District of Columbia, or a possession of the United
          States.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under Section 584(a).

     o    An entity registered at all times during the tax year under the
          Investment Company Act of 1940.

     o    A middleman known in the investment community as a nominee or custodian.

     o    A futures commission merchant registered with the Commodity Futures
          Trading Commission.

     o    A foreign central bank of issue.

     o    A trust exempt from tax under Section 664 or described in Section
          4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

     o    Payments to nonresident aliens subject to withholding under Section
          1441.

                                       13

     o    Payments to partnerships not engaged in a trade or business in the
          United States and that have at least one nonresident alien partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

     o    Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

     o    Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

     o    Payments described in Section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under Section 1451.

     o    Payments made by certain foreign organizations.

     o    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A,
6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER,
FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE
FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the
IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of
$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you
make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

                                       14

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
SERVICE.

                                       15

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

     Please do not send certificates for Outstanding Notes directly to the
Company. Your certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange
Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED
DELIVERY PROCEDURES. A holder of Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the
Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

     Holders who wish to tender their Outstanding Notes and (i) whose
Outstanding Notes are not immediately available or (ii) who cannot deliver their
Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus and by
completing Box 3. Holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii)
the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed
Notice of Guaranteed Delivery in the form provided with this Letter of
Transmittal that (a) sets forth the name and address of the holder of
Outstanding Notes, if applicable, the certificate number(s) of the Outstanding
Notes to be tendered and the principal amount of Outstanding Notes tendered; (b)
states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Outstanding Notes or a book-entry confirmation, and any other documents required by the Letter of
Transmittal, will be deposited by the Eligible Guarantor Institution with the
Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s)
representing all tendered Outstanding Notes in proper form or a confirmation of book-entry transfer of the Outstanding Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

     Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange
Agent receives the Notice of Guaranteed Delivery relating to such Outstanding
Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

                                       16

     No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples of
$1,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Outstanding Notes tendered in the column entitled
"Description of Outstanding Notes Tendered Herewith" in Box 1 above. A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding
Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable.

     To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter)
must: (i) be received by the Exchange Agent at the address for the Exchange
Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Outstanding Notes pursuant to the Exchange Offer; (ii)
specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates);
(iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; (v) specify the name in which any such
Outstanding Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn
Outstanding Notes promptly following receipt of notice of withdrawal. If
Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn
Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

     Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange
Offers--Procedures for Tendering" in the Prospectus at any time prior to the
Expiration Date.

     Neither the Issuer, any affiliate or assigns of the Issuer, the Exchange
Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

     3. BENEFICIAL OWNER INSTRUCTIONS. Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, or, in the case of Outstanding

                                       17

Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of
Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the "Beneficial Owner Instructions to Registered Holder" form accompanying this Letter of Transmittal.

     4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND
ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

     When this Letter of Transmittal is signed by the registered holder(s) of
Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed or the Exchange
Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder(s) of the Outstanding Notes, such
Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Outstanding Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor
Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     ENDORSEMENTS ON CERTIFICATES FOR THE OUTSTANDING NOTES OR SIGNATURES ON
BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A MEMBER FIRM
OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF
SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR
CORRESPONDENT IN THE UNITED STATES OR ANOTHER "ELIGIBLE GUARANTOR INSTITUTION"
WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED (AN "ELIGIBLE GUARANTOR INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, UNLESS OUTSTANDING NOTES ARE TENDERED: (I) BY A
REGISTERED HOLDER (WHICH TERM, FOR THE PURPOSES DESCRIBED HEREIN, SHALL INCLUDE
THE BOOK-ENTRY TRANSFER FACILITY WHOSE NAME APPEARS ON A SECURITY LISTING AS THE
OWNER OF THE OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL
REGISTRATION INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF
TRANSMITTAL; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

                                       18

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the
Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

     If no such instructions are given, the Exchange Notes (and any Outstanding
Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder's account at the applicable book-entry transfer facility.

     6. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the
Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.
If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any holder whose
Outstanding Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of
Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

     9. NO CONDITIONAL TENDERS; NO NOTICE OF IRREGULARITIES. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The
Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The
Company's interpretation of the terms and conditions of the Exchange Offer
(including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding
Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the
Expiration Date.

                                       19

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the
Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF
(TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY
TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY
MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a tendering holder whose Outstanding
Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York as Paying Agent (the "Paying Agent"), with either (i) such holder's correct taxpayer identification number ("TIN") on the
Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on
Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal
Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding
Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Paying
Agent is not provided with the correct TIN, the holder of Outstanding Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding
(see below).

     Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding
Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its
TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a
Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9" for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Paying Agent is required to withhold 28%
of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.
The Paying Agent cannot refund amounts withheld by reason of backup withholding.

     A holder who does not have a TIN may check the box in Part 3 of the
Substitute Form W-9 if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer
Identification Number below in order to avoid backup withholding.
Notwithstanding that the box in Part 3 is checked and the Certificate of
Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all

                                       20

payments made prior to the time a properly certified TIN is provided to the
Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of
Outstanding Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the
Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9" for
additional guidance on which number to report.

                                       21